EXHIBIT 10(ii)



When recorded, please return to:
North Beck Joint Venture, L.L.C.
c/o John Michael Coombs, Member/Manager
2435 Scenic Drive
Salt Lake City, UT  84109

                                  WARRANTY DEED

     North Beck Joint Venture, a general partnership, Grantor, hereby warrants to:

          North Beck Joint Venture, L.L.C., a Utah limited liability company whose current address is c/o John Michael Coombs, Member/Manager, 2435 Scenic Drive, Salt Lake City, UT 84109, for the sum of $10.00 and other good and valuable consideration, the following property situated in Juab County, State of Utah, to wit:

          See Exhibit "A" attached hereto and by this reference incorporated herein.

TOGETHER WITH all buildings, fixtures and improvements thereon and all water rights, rights of way, easements, rents, issues, profits, income, tenements, hereditaments, privileges and appurtenances thereunto now or hereafter used or enjoyed with said property, or any part thereof.

SUBJECT TO all covenants, conditions, easements, right-of-ways, reservations and restrictions now of record.

     Witness the hand of said grantor this 25th day of November, 1997.


                                        ____________________________
                                        John Michael Coombs
                                        General Partner

STATE OF UTAH
                         ss.
COUNTY OF SALT LAKE


     SUBSCRIBED and SWORN to before me this 25th day of November, 1997.



                                   _________________________
                                   Notary Public
                                   Residing at Salt Lake City, UT


                                   Exhibit "A"

to the Quit Claim Deed dated November 25, 1997, whereby North Beck Joint Venture, a general partnership, conveys its right, title and interest in and to the following patented lode mining claims situate in the State of Utah, County of Juab, Tintic Mining District, to North Beck Joint Venture, LLC, a Utah limited liability company, to wit:

                     TOWNSHIP 10 SOUTH, RANGE 3 WEST, USB&M
                             SECTIONS 11, 12, 13, 24

CLAIM NAME                                        SURVEY  OR           ACRES
                                                  LOT NUMBER

Broad Zone, Seneca & Peninsula Lodes                   # 279           34.24
Lulu Lode                                              #4306          12.238
Peru Lode                                              # 341          20.090
Wedge Lode                                             #4448           1.667
Sidehill & Sacramento Lodes                            # 343           12.24
Pinion & Fraction Lodes                                #4553          12.859
Black Warrior #3 Lode                                  #4620           6.318
Black Warrior & Fraction Lodes                         #4552          24.789
West Cable, Cable Fraction, Columbia Hancock,
    San Juan & Argo Lodes                              #3283          42.339
Magazine Lode                                          #6622           3.041
Victor #2 Lode                                         #3275          13.652
Revenue, Manhattan, Outcast Lodes                      #3277          61.025
Stipended Lode                                         #3276          18.750
Mary Ellen Lode                                        #4101           2.305
Last Resort Lode                                       #3215          20.659
Rescue Lode                                            #5347          16.958
North Beck & Jorave Lodes                              #6796           8.630
North Bear, North Bear Fraction, North Seneca Lodes    #6795          28.732
Damfino Lode                                           # 262          20.511
Mamie Consolidated Lode                                #4584          13.307
Equator, Cable Lode and Jumbo Lode                     #4302
                                                       #4303
                                                       #4304          16.323
Magnet Lode                                            #3968          20.661
Bellmont Lode                                          #4789          19.111
Blossom Lode                                           #4556           0.806
St. Louis Mining Claims Nos. 1, 2, 3 and 4             #5267          51.446

               containing in all 470.097 acres, more or less